As filed with the United States Securities and Exchange Commission on October 6, 2023

Registration No. 333-274659

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SHARPLINK GAMING LTD.
(Exact name of registrant as specified in our charter)

Israel	7999	98-1657258
(State or other jurisdiction of Incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer I.D. N.)

SharpLink Gaming Ltd.

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota

(612) 293-0619

(Address, including zip code and telephone number, including area code, of registrant’s principle executive offices)

Copies to:

Mitchell S. Nussbaum, Esq.	Odeya Brick-Zarsky, Adv.	Oded Har-Even, Esq.
Tahra Wright, Esq.	Guy Eizenberg, Adv.	Eric Victorson, Esq.
Loeb & Loeb LLP	S. Friedman, Abramson & Co.	Sullivan & Worcester LLP
345 Park Avenue	146 Derech Menachem Begin	1633 Broadway
New York, New York 10154	Tel Aviv 6492103	New York, New York 10019
Israel

Approximate date of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-accelerated Filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant will file a further amendment which specifically states that this Registration Statement will thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement will become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

SharpLink Gaming Ltd. is filing this Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-274659) as an exhibits-only filing. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit Number	Description

1.1**	Form of Placement Agent Agreement

2.1	Agreement and Plan of Merger, dated June 14, 2023, by and among SharpLink Gaming Ltd., SharpLink Gaming, Inc., and SharpLink Merger Sub Ltd. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed with the SEC on June 15, 2023).

2.2***	Amendment No. 1 to Agreement and Plan of Merger, dated July 24, 2023, by and among SharpLink Gaming Ltd., SharpLink Gaming, Inc., and SharpLink Merger Sub Ltd.

3.1	Memorandum of Association of SharpLink Gaming Ltd. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on April 26, 2023) (translated from Hebrew; the original language version is on file with the Registrant and is available upon request)

3.2	Second Amended and Restated Articles of Association of SharpLink Gaming Ltd. (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed with the SEC on May 26, 2023)

4.1	Form of Regular Warrant issued to Alpha Capital Anstalt (incorporated by reference to Exhibit 4.2 to the Current Report on Form 6-K submitted to the SEC on November 19, 2021)

4.2	Common Stock Purchase Warrant for 8,800,000 shares in favor of Alpha Capital Anstalt, dated February 15, 2023 (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

4.3***	MTS Warrant issued to Roy Hess for 58,334 Ordinary Shares of SharpLink Gaming Ltd.

4.4***	MTS Warrant issued to Roy Hess for 25,000 Ordinary Shares of SharpLink Gaming Ltd.

4.5***	Common Stock Purchase Warrant of SportsHub Games Network, Inc., dated October 29, 2018

4.6**	Form of Pre-Funded Warrant

4.7**	Form of Ordinary Warrant

4.8**	Form of Placement Agent Warrant

5.1*	Opinion of S. Friedman, Abramson & Co.

10.1	Agreement and Plan of Merger, dated April 15, 2021, among Mer Telemanagement Solutions Ltd., SharpLink, Inc., and New SL Acquisition Corp. (incorporated by reference to Exhibit 99.2 to the Current Report on Form 6-K submitted to the SEC on April 15, 2021)

10.2	Amendment No. 1 to Agreement and Plan of Merger, dated July 23, 2021, Mer Telemanagement Solutions Ltd., New SL Acquisition Corp. and SharpLink, Inc. (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form F-3 filed with the SEC on July 27, 2021)

10.3+	SharpLink Gaming Ltd. 2003 Israeli Share Option Plan (incorporated by reference to Exhibit B to Item IV of Exhibit 99.1 the Current Report on Form 6-K submitted to the SEC on July 2, 2013)

10.4+	SharpLink, Inc. 2020 Stock Incentive Plan (incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed with the SEC on October 12, 2021)

10.5+	2021 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed with the SEC on October 12, 2021)

10.6+***	SportsHub Games Network, Inc. 2018 Equity Incentive Plan

10.7+	Employment Agreement by and between SharpLink, Inc. and Rob Phythian, dated July 26, 2021 (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed with the SEC on February 3, 2022)

10.8+	Employment Agreement by and between SharpLink, Inc. and Chris Nicholas, dated July 26, 2021(incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed with the SEC on February 3, 2022)

10.9+	Employment Agreement by and between SharpLink Gaming Ltd. and Bob DeLucia, dated August 16, 2022 (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1/A filed with the SEC on May 8, 2023)

10.10+	Directors and Officers Compensation Policy (incorporated by reference to Annex C to Exhibit 99.2 of the Current Report on Form 6-K submitted to the SEC on July 28, 2022)

10.11	Securities Purchase Agreement dated December 23, 2020, between SharpLink, Inc. and Alpha Capital Anstalt, as amended on June 15, 2021 and July 23, 2021 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 6-K submitted to the SEC on November 19, 2021)

10.12	Securities Purchase Agreement dated November 16, 2021 between the Company and Alpha Capital Anstalt (incorporated by reference to Exhibit 10.1 to the Current Report on Form 6-K submitted to the SEC on November 19, 2021)

10.13	Asset Purchase Agreement, dated December 31, 2021, by and among FourCubed Acquisition Company, LLC, 6t4 Company, FourCubed Management, LLC, Chris Carlson, and SharpLink Gaming Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 6-K submitted to the SEC on January 12, 2022)

10.14†	Registration Rights Agreement, dated December 31, 2021, by and among SharpLink Gaming Ltd., 6t4 Company, and Chris Carlson (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 6-K submitted to the SEC on January 12, 2022)

10.15	Agreement and Plan of Merger, dated September 7, 2022, by and among Sharplink Gaming Ltd., SHGN Acquisition Corp., SportsHub Games Network, Inc. and Christian Peterson, in his capacity as the Stockholder Representative (incorporated by reference to Annex A-1 to Exhibit 99.2 of the Current Report on Form 6-K submitted to the SEC on November 8, 2022)

10.16	First Amendment to Agreement and Plan of Merger, dated November 2, 2022, by and among Sharplink Gaming Ltd., SHGN Acquisition Corp., SportsHub Games Network, Inc. and Christian Peterson, in his capacity as the Stockholder Representative (incorporated by reference to Annex A-1 to Exhibit 99.2 of the Current Report on Form 6-K submitted to the SEC on November 8, 2022)

10.17††	Share and Asset Purchase Agreement, dated as of November 9, 2022, by and between SharpLink Gaming Ltd. and Entrypoint South Ltd. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 6-K submitted to the SEC on January 5, 2023)

10.18	Revolving Credit Agreement, dated February 13, 2023, by and between SharpLink, Inc. and Platinum Bank (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.19	Revolving Promissory Note, dated February 13, 2023, executed by SharpLink, Inc. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.20	Deposit Account Pledge And Control Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp. and Platinum Bank (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.21	Form of Company Guaranty, dated February 13, 2023, issued by SHGN Acquisition Corp., SLG 1 Holdings LLC and SLG 2 Holdings LLC (incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.22	Term Loan Agreement, dated June 9, 2020, by and between SportsHub Games Network, Inc. and Platinum Bank (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.23	Amendment Agreement, dated November 4, 2021, by and between SportsHub Games Network, Inc., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC, Rob Phythian, Chris Nicholas and Platinum Bank (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.24	Consent, Assumption and Second Amendment Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank (incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.25	Amended and Restated Term Promissory Note, dated February 13, 2023, executed by SHGN Acquisition Corp. (incorporated herein by reference to Exhibit 10.8 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.26	Security Agreement, dated June 9, 2020, executed by SHGN Acquisition Corp. (incorporated herein by reference to Exhibit 10.9 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.27	Third Party Security Agreement, dated as of June 9, 2020, executed by Virtual Fantasy Games Acquisition, LLC (incorporated herein by reference to Exhibit 10.10 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.28	Amended and Restated Deposit Account Pledge Agreement, dated February 13, 2023, executed by SHGN Acquisition Corp. (incorporated herein by reference to Exhibit 10.11 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.29	Revolving Credit Agreement, dated March 27, 2020, by and between SportsHub Games Network, Inc. and Platinum Bank (incorporated herein by reference to Exhibit 10.12 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.30	Second Amendment Agreement, dated November 4, 2021, by and between SportsHub Games Network, Inc., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank (incorporated herein by reference to Exhibit 10.13 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.31	Consent, Assumption and Third Amendment Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank (incorporated herein by reference to Exhibit 10.14 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.32	Amended and Restated Promissory Note executed by SHGN Acquisition Corp., dated February 13, 2023 (incorporated herein by reference to Exhibit 10.15 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.33	Security Agreement, dated March 27, 2020, executed by SportsHub Games Network, Inc. (incorporated herein by reference to Exhibit 10.16 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.34	Security Agreement, dated March 27, 2020, by and between LeagueSafe Management, LLC and SportsHub Games Network, Inc. (incorporated herein by reference to Exhibit 10.17 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.35	Third Party Security Agreement, dated March 27, 2020, executed by Virtual Fantasy Games Acquisition, LLC (incorporated herein by reference to Exhibit 10.18 to the Current Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.36	Securities Purchase Agreement, dated February 14, 2023, by and between SharpLink, Inc. and Alpha Capital Anstalt (incorporated herein by reference to Exhibit 10.19 to the Current Report on Form 8-K filed with the SEC on February 16, 2023)

10.37	8% Senior Convertible Debenture Due February 15, 2026 (incorporated herein by reference to Exhibit 10.20 to the Current Report on Form 8-K filed with the SEC on February 16, 2023)

10.38	Registration Rights Agreement, dated February 14, 2026, by and between SharpLink, Inc. and Alpha Capital Anstalt (incorporated herein by reference to Exhibit 10.21 to the Current Report on Form 8-K filed with the SEC on February 16, 2023)

10.39**	Form of Securities Purchase Agreement

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K filed to the SEC on April 5, 2023)

23.1***	Consent of Cherry Bekaert, LLP

23.2***	Consent of RSM US LLP

23.3***	Consent of RSM US LLP

23.4***	Consent of BerganKD, LTD.

23.5*	Consent of S. Friedman, Abramson & Co. (included in Exhibit 5.1)

24.1***	Power of Attorney

107***	Filing Fee Table

*	To be filed by amendment
**	Filed herewith
***	Previously filed
†	Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain information contained in this has been redacted as indicated therein
††	Annexes and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted annexes and schedules upon request.
+	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SharpLink Gaming Ltd. has duly caused this registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 6th day of October, 2023.

SHARPLINK GAMING LTD.

By:	/s/ Rob Phythian
Rob Phythian
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Rob Phythian	Chief Executive Officer and Director	October 6, 2023
Rob Phythian	(Principal Executive Officer)

/s/ Jason Lee	Corporate Controller	October 6, 2023
Jason Lee	(Interim Principal Financial and Accounting Officer)

*	Chief Operating Officer and Director	October 6, 2023
Chris Nicholas

*	Chairman of the Board	October 6, 2023
Joseph Housman

*	Director	October 6, 2023
Paul Abdo

*	Director	October 6, 2023
Thomas Doering

*	Outside Director	October 6, 2023
Adrienne Anderson

*	Outside Director	October 6, 2023
Scott Pollei

* By:	/s/ Rob Phythian
Rob Phythian
as Attorney-in-Fact